Exhibit 10.10

[PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.]

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (“Amendment”) is dated this 21st day of February, 2020, by and between MSP Industrial Portfolio Owner, LLC, a Delaware limited liability company (“Landlord”), and Imricor Medical Systems, Inc., a Delaware corporation (“Tenant”).

A.          Landlord and Tenant are parties to that certain Office/Warehouse Lease Agreement dated August 2018 (“Lease”), for the lease by Tenant of Suite 12261 A in that certain Building located at 12255-12287 Nicollet Avenue South, Burnsville, Minnesota 55337, consisting of approximately 4,592 rentable square feet, as more particularly described in the Lease (“Current Premises”).

B.          Landlord and Tenant desire to amend the Lease to extend the term of the Lease and to provide for an expansion of the Current Premises upon the terms and conditions set forth herein, and to make certain other specific modifications to the Lease, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Capitalized Terms. All capitalized terms in this Amendment have the same meaning defined in the Lease, except where expressly defined to the contrary in this Amendment.

2.         Confirmation. Tenant acknowledges and agrees that: (a) Tenant is in sole possession of the Current Premises demised under the Lease; (b) all work, improvements and furnishings required by Landlord under the Lease for the Current Premises have been completed and accepted by Tenant except for the improvements required to be made to the Premises by Landlord as set forth herein; (c) to Tenant’s knowledge, Tenant has no offset, claim, recoupment, or defense against the payment of rent or other sums and the performance of all obligations of Tenant under the Lease; (d) the Lease is binding on Tenant and is in full force and effect, and to Tenant’s knowledge, Tenant has no defenses to the enforcement of the Lease; (e) Tenant has not assigned the Lease, or sublet the Current Premises; and (t) to Tenant’s knowledge, neither Tenant nor Landlord is in default of the Lease.

3.          Expansion of Premises. Commencing upon substantial completion of the Leasehold Improvements, as defined on Exhibit C attached hereto (“Expansion Date”), Landlord leases to Tenant and Tenant takes from Landlord the addition of approximately 9,602 rentable square feet of space, which is crosshatched on Exhibit A attached hereto (“Expansion Premises”). From and after the Expansion Date, the total leased space shall consist of both the Current Premises and the Expansion Premises as depicted on Exhibit B attached hereto, which totals approximately 14,194 rentable square feet. Commencing as of the Expansion Date, the Current Premises and the Expansion Premises shall be referred to as the “Premises” for all purposes under the Lease and this Amendment, subject to the terms hereof.

4.          Term. The Term of the Lease for the Premises will be extended upon the Expansion Date for one hundred twenty (120) consecutive months after the Expansion Date (“Extension Term”). Within ten (10) days after written demand, Tenant will execute a supplement to this Amendment setting forth the actual Expansion Date, Extension Term, and any other information reasonably requested by Landlord.

5.          Rent. The monthly Base Rent for the Current Premises before the Expansion Date shall be paid in accordance with the Lease. The monthly Base Rent for the Premises after the Expansion Date shall be paid in accordance with the Lease in the following amounts:

Months	Rate (PSF)	Monthly Base Rent
Expansion Date-Month 12	[***]	[***]
13-24	[***]	[***]
25-36	[***]	[***]
37-48	[***]	[***]
49-60	[***]	[***]
61-72	[***]	[***]
73-84	[***]	[***]
85-96	[***]	[***]
97-108	[***]	[***]
109-120	[***]	[***]

6.          Condition of Premises. Tenant accepts the Current Premises and Expansion Premises in its as-is condition as of the Expansion Date, and Landlord will have no obligation to make or pay for any alterations, additions, improvement, or renovations in or to the Current Premises or Expansion Premises to prepare it for Tenant’s occupancy during the Extension Term, except to perform the Leasehold Improvements as detailed, described, and depicted on Exhibit C.

7.          Tenant’s Percentage Share. During such period that the definition of Premises includes both the Current Premises and Expansion Premises, Tenant’s Percentage Share set forth in the Lease shall be adjusted to 17.67%. Landlord and Tenant agree that the total square footage of the Building is 80,309 square feet and this measurement takes precedence over all prior measurements.

8.          Insurance. Prior to Tenant taking possession of the Expansion Premises, Tenant shall provide to Landlord evidence reasonably satisfactory to Landlord that Tenant’s insurance, as required in the Lease, shall be in effect and include the Expansion Premises as of the time of possession.

9.          Security Deposit. As a condition of this Amendment, Landlord hereby requires that Tenant, concurrently with execution of this Amendment, increase its existing Security Deposit, which is currently [***], by the sum of [***], so that as of the date of this Amendment, Tenant shall have deposited with Landlord a Security Deposit in the total amount of [***], to be held by Landlord in accordance with the Lease.

10.          Real Estate Brokers. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant each represents and warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Amendment, except for Peter Mork and Jason Simek, of Capital Partners Management, LLC, on behalf of Landlord, and Dave Stalsburg, of Kraus-Anderson Realty, on behalf of Tenant, all of whom shall be paid a commission by Landlord pursuant to a separate written agreement. Landlord and Tenant each indemnify, defend, and hold the other party harmless from and against any and all claims by any other real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Amendment.

11.          Landlord’s Notice Address. Effective immediately, Landlord’s notice address under the Lease is hereby amended and restated as follows: MSP Industrial Portfolio Owner, LLC, c/o Capital Partners Management, LLC, 5201 Eden Avenue, Suite 50, Edina, Minnesota 55436.

12.          Option Rights. All option rights, if any, contained in the Lease, including, without limitation, options to extend or renew the term of the Lease or to expand the Premises, are hereby deleted and are of no force and effect.

13.          Further Assurances. Landlord and Tenant each agree to execute any and all documents and agreements reasonably requested by the other party to further evidence or effectuate this Amendment.

14.          Successors and Assigns. This Amendment is binding upon and inures to the benefit of the parties and their successors and assigns.

15.          Reaffirmation. Except as modified herein, all other terms and conditions of the Lease remain in full force and effect, and nothing herein may be construed to relieve either Landlord or Tenant of any obligations as set forth therein.

16.          Conflicts. In case of any conflict between any term or provision of this Amendment and the Lease, the term or provision of this Amendment will govern.

17.          Counterparts. This Amendment may be executed in one or more counterparts, each of which is deemed an original, but all of which when taken together will constitute one agreement.

18.          .pdf Signatures. In order to expedite this transaction, signatures sent by .pdf via e-mail may be used in place of original signatures on this Amendment or any other document or agreement in this transaction, other than those to be recorded in the public records. Landlord and Tenant intend to be bound by the signatures on each .pdf document, are aware that the other party will rely on the .pdf signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment or any related document based on the form of signature. In the event .pdf signatures are used in any instance, ink-signed originals of those documents must also be promptly exchanged by the parties, but the failure to subsequently deliver those originals will not affect the enforceability of the .pdf signatures.

19.          Construction. This Amendment shall be construed under the laws of the State of Minnesota. Whenever possible, each provision of this Amendment shall be interpreted in a manner that would render it effective and valid under applicable law. If any provision of this Amendment is determined to be invalid or unenforceable, that provision will be ineffective only to the extent of the prohibition or invalidity without invalidating or otherwise affecting the remaining provisions of this Amendment.

20.          Corporate Authority. The undersigned officers and representatives signing this Amendment on behalf of Landlord and Tenant represent and warrant that they have the authority to execute this Amendment on behalf of the business entity and that the same will be binding upon the business entity.

21.          Entire Agreement. The Lease, this Amendment, and any exhibits attached hereto, constitute the entire understanding of the parties with respect to this transaction, and supersede all prior agreements and understandings between the parties with respect to the subject matter. No representations, warranties, undertakings or promises, whether oral, implied, written, or otherwise, have been made by any party to any other party unless expressly stated in the above-referenced documents, or unless mutually agreed to in writing between the parties after the date hereof, and neither party has relied upon any verbal representations, agreements, or understandings not expressly set forth herein.

22.          Effectiveness. The parties agree that the submission of a draft or copy of this Amendment for review or signature by a party is not intended, nor will it constitute or be deemed, by either party to be an offer to enter into a legally binding agreement with respect to the subject matter hereof and may not be relied on for any legal or equitable rights or obligations. Any draft or document submitted by Landlord or its agents to Tenant will not constitute a reservation of or option or offer in favor of Tenant. The parties will be legally bound with respect to the subject matter hereof pursuant to the terms of this Amendment only if, as and when all the parties have executed and delivered this Amendment to each other. Before the complete execution and delivery of this Amendment by all parties, each party will be free to negotiate the form and terms of this Amendment in a manner acceptable to that party in its sole and absolute discretion. The parties acknowledge and agree that the execution and delivery by one party before the execution and delivery of this Amendment by the other party will be of no force and effect and will in no way prejudice the party that executed this Amendment or the party that has not executed this Amendment.

[Signature Page Follows]

IN AGREEMENT, the parties have executed this Amendment as of the day and year first written above.

LANDLORD:

MSP Industrial Portfolio Owner, LLC,
a Delaware limited liability company

By:	/s/ Jason Simek
Name:	Jason Simek
Title:	Partner

TENANT:

Imricor Medical Systems, Inc.,
a Delaware corporation

By:	/s/ Steve Wedan
Name:	Steve Wedan
Title:	Chief Executive Officer

EXHIBIT A

Expansion Premises

EXHIBIT B

Current Premises and Expansion Premises

EXHIBIT C

Leasehold Improvements

EXHIBIT C-1